Prospectus

                                                                     May 1, 2006
                                                                  Class I Shares

Seligman
High-Yield Fund

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Seeks a High Level of Current Income and may also Consider the Potential for
Capital Appreciation consistent with Prudent Investment Management by Investing Primarily in High-Yield Securities
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The Securities and Exchange Commission has
neither approved nor disapproved this Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund
cannot provide a complete investment program.
The suitability of an investment in the Fund
should be considered based on the investment
objective, strategies and risks described in
this Prospectus, considered in light of all of
the other investments in your portfolio, as
well as your risk tolerance, financial goals                 managed by
and time horizons. We recommend that you
consult an authorized dealer or your financial                 [LOGO]
advisor to determine if this Fund is suitable
for you.                                               J. & W. SELIGMAN & CO.
                                                            INCORPORATED

                                                          ESTABLISHED 1864

TXHY1 5/2006 CI

Table of Contents

This prospectus contains information about Seligman High-Yield Fund (the "Fund"), a series of Seligman High Income Fund Series (the "Series").

The Fund

      Investment Objective  ...............................................    1

      Principal Investment Strategies .....................................    1

      Principal Risks  ....................................................    2

      Portfolio Holdings  .................................................    4

      Past Performance ....................................................    4

      Fees and Expenses  ..................................................    6

      Management ..........................................................    7

Shareholder Information

      Pricing of Fund Shares ..............................................   11

      How to Buy Fund Shares ..............................................   11

      How to Exchange Shares Among the Seligman Mutual Funds ..............   12

      How to Sell Shares ..................................................   12

      Important Policies That May Affect Your Account  ....................   12

      Frequent Trading of Fund Shares .....................................   12

      Dividends and Capital Gain Distributions  ...........................   14

      Taxes  ..............................................................   14

      The Seligman Mutual Funds ...........................................   15

Financial Highlights ......................................................   18

How to Contact Us .........................................................   19

For More Information ..............................................   back cover

The Fund

Investment Objective

The Fund seeks a high level of current income and may also consider the potential for capital appreciation consistent with prudent investment management.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund invests 80% of its net assets in non-investment grade, high-yield securities ("High-Yield Securities"). High-Yield Securities (many of which are commonly known as "junk bonds") carry non-investment grade ratings (Ba or below by Moody's Investors Service or BB or below by Fitch Ratings or Standard & Poor's Rating Services) or are securities deemed to be below investment grade by the investment manager's high-yield team (the "High-Yield Team"). High-Yield Securities have the potential to offer higher yields than investment grade securities with higher ratings and similar maturities. High-Yield Securities are subject to greater risk of loss of principal and interest than higher rated investment grade securities. The Fund may invest in all types of High-Yield Securities including:

o Senior and subordinated corporate debt obligations of both U.S. and non-U.S. issuers (including debentures);

o     Mortgage and other asset-backed securities;

o Capital appreciation bonds, including zero-coupon and pay-in-kind securities;

o Convertible securities, preferred stock, structured securities and loan participations;

o     Municipal securities;

o     Obligations of foreign governments;

o Securities that are rated in default by a nationally recognized statistical rating organization;

o     Repurchase agreements relating to the above instruments;

o Warrants, rights and other equity securities that are acquired in connection with the Fund's investments in High-Yield Securities; and

o Restricted securities that may be offered and sold only to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933 ("Rule 144A Securities").

In addition, the Fund may invest up to 20% of its net assets in (i) securities of higher quality, including: short-term money market instruments, including certificates of deposit of FDIC member banks having total assets of $1 billion or more; bankers' acceptances and interest-bearing savings or time deposits of such banks; commercial paper; investment grade fixed income securities; securities issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities as well as any government sponsored enterprise; and other income-producing cash items and (ii) warrants, rights and other equity securities that are not acquired in connection with the Fund's investments in High-Yield Securities. The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold). Rule 144A Securities deemed to be liquid by the investment manager are not included in this limitation. The Fund does not have any portfolio maturity limitation, and may invest its assets in instruments with short, medium or long maturities.

In buying and selling securities for the Fund, the High-Yield Team uses a relative value approach which involves (i) a top-down macro-economic analysis of general economic and market conditions and (ii) bottom-up fundamental research of individual issuers. Applying top-down macro-economic analysis, the High-Yield Team looks to identify sectors and industries that it believes offer good investment

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

opportunities, and uses extensive in-depth research to identify issuers it believes are attractive within those sectors and industries. In making sector allocations, the High-Yield Team analyzes and compares expected returns and assumed risks. In addition to this risk/return analysis, the High-Yield Team looks at a variety of factors when making sector and industry allocation decisions, including, but not limited to, one or more of the following:

o The potential effect of the interest-rate environment on various sectors and industries;

o     Potential for corporate earnings growth;

o     The sector or industry contribution to gross domestic product (GDP); and

o     Historical and anticipated default rates.

In selecting individual securities, the High-Yield Team, as part of the relative value approach, uses bottom-up fundamental research of individual issuers. The High-Yield Team will emphasize particular securities and types of securities that the High-Yield Team believes will provide the potential for favorable performance in light of the risks. In making investment decisions, the High-Yield Team looks at a variety of issuer-specific factors, including, but not limited to, one or more of the following:

o     Strong operating cash flow and margins;

o     Favorable or improving credit quality;

o     Leadership in market share or other competitive advantage;

o     Superior management; and

o Attractive valuation relative to: the high-yield market generally, a particular industry, or the issuer's capital structure.

The Fund will generally sell a security if the High-Yield Team believes that the issuer displays one or more of the following: a deteriorating financial condition (including results of operations and cash flows), an ineffective management team or an unattractive relative valuation, or if there is a change in macro-economic factors that the investment manager believes will adversely impact an issuer (e.g., a change in the interest rate environment).

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political or other conditions. This could prevent the Fund from achieving its objective.

The Fund's investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Board of Trustees of the Series, of which the Fund is a separate series. Shareholders will be provided with at least 60 days prior written notice of any change to the "80%" investment policy described above.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The Fund's net asset value, yield and total return will fluctuate with changes in the yield and market value of the individual securities held by the Fund. The types of securities in which the Fund invests are generally subject to higher volatility in yield and market value than securities of higher quality. Factors that may affect the performance of the securities held by the Fund are discussed below.

High-Yield Securities are subject to greater risk of loss of principal and income than higher-rated bonds and notes and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Accordingly, an investment in the Fund presents substantial risks in relation to a fund that invests primarily in investment grade instruments.

An economic downturn could adversely impact issuers' ability to pay interest and repay principal and could result in issuers' defaulting on such payments. The value of the Fund's holdings will be affected, like all fixed income securities, by market conditions relating to changes in prevailing interest rates. However, the value of High-Yield Securities is also affected by investors' perceptions. When economic conditions appear to be deteriorating, lower-rated or unrated bonds and notes may decline in market value due to investors' heightened concerns and perceptions about credit quality.

High-Yield Securities are traded principally by dealers in the over-the-counter market. The market for these securities may be less active and less liquid than for higher-rated securities. Under adverse market or economic conditions, the secondary market for these securities could contract further, causing the Fund difficulties in valuing and selling its securities.

Foreign securities or illiquid securities in the Fund's portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with U.S. investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, and changes in political conditions. With respect to investments in securities of issuers located in emerging markets, investments may also be subject to risks associated with expropriation, investment and repatriation restrictions, settlement and custody.

During periods of falling interest rates, issuers of an obligation held by the Fund may prepay or call securities with higher coupons or interest rates before their maturity dates. If this occurs, the Fund could lose potential price appreciation and could be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund's income.

Capital appreciation bonds, including "zero-coupon" and "pay-in-kind" securities, may be subject to greater fluctuations in value because they tend to be more speculative than income-bearing securities.

Fluctuations in the market prices of these securities owned by the Fund could result in corresponding fluctuations and volatility in the net asset value of the shares of the Fund.

The Fund may invest a portion of its net assets in equity securities and the prices of such securities will fluctuate. Therefore, as with any fund that invests in equity securities, the Fund's net asset value will fluctuate.

If an issuer repays an obligation such as a mortgage-backed security held by the Fund more slowly than anticipated, the Fund's returns could be adversely impacted. This could occur if an underlying mortgage pool has unusual characteristics or because interest rates have remained too high to stimulate repayment. In either case, the value of the obligation will decrease and the Fund will be prevented from investing in higher yielding securities.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund's expenses. Frequent and active trading may cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed by the investment manager to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund's performance may be negatively affected.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Website References

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

Portfolio Holdings

A description of the Series' policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Series' Statement of Additional Information.

Past Performance

The performance information on the following page provides some indication of the risks of investing in the Fund by showing how the performance of Class I shares has varied from year to year, as well as how the performance of Class I shares compares with two widely-used measures of market performance.

The following performance information is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future.

Both the bar chart and table on the following page assume that all dividends and capital gain distributions, if any, were reinvested. Class I shares are not subject to any sales charges.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

4

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Class I Annual Total Return

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

                                  2002      (5.02)%
                                  2003      22.38%
                                  2004       7.46%
                                  2005       2.01%

              Best quarter return: 6.94% -- quarter ended 6/30/03.

             Worst quarter return: (6.45)% -- quarter ended 6/30/02.

Average Annual Total Returns - Periods Ended 12/31/05

                                                                        Since
                                                               One    Inception
                                                               Year   11/30/01
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Class I
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Return before taxes                                            2.01%    5.84%
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Return after taxes on distributions                           (0.75)    2.77
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Return after taxes on distributions and sale of Fund shares    1.29     3.14
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Citigroup US High-Yield Market Index                           2.08     9.43
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Lipper High Current Yield Funds Average                        2.47     8.24
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The Citigroup US High-Yield Market Index and the Lipper High Current Yield Funds
Average are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and sales charges, and the Citigroup US High-Yield Market Index also excludes the effect of fees. The Lipper High
Current Yield Funds Average measures the performance of the funds whose objective is high relative current yield from fixed income securities that have no quality or maturity restrictions and tend to invest in lower grade debt instruments. The Citigroup US High-Yield Market Index measures the performance of below investment-grade debt issues of corporations domiciled in the United States or Canada. Investors cannot invest directly in an average or an index.

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees (fees paid directly from your investment)
-------------------------------------------------------------------------------------
Maximum Sales Charge (Load) on Purchases                                       none
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Maximum Deferred Sales Charge (Load) (CDSC) on Redemptions                     none
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Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
-------------------------------------------------------------------------------------
(as a percentage of average net assets)
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Management Fees                                                                0.65%
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Distribution and/or Service (12b-1) Fees                                       none
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Other Expenses                                                                 0.26%
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Total Annual Fund Operating Expenses                                           0.91%
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

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses (including the management fee) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                          1 Year   3 Years  5 Years   10 Years
--------------------------------------------------------------------------------
Class I                                    $93      $290     $504      $1,120
--------------------------------------------------------------------------------

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Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

Other Expenses:

Miscellaneous expenses of running the Fund, including such things as shareholder account services, registration, custody, auditing and legal fees.
--------------------------------------------------------------------------------

Management

The Series' Board of Trustees provides broad supervision over the affairs of the Fund.

J. & W. Seligman & Co. Incorporated ("Seligman"), 100 Park Avenue, New York, New York 10017, is the manager of the Fund. Seligman manages the investment of the Fund's assets, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and strategies, and administers the Fund's business and other affairs.

Established in 1864, Seligman currently serves as manager to 24 US registered investment companies, which offer 58 investment portfolios with approximately $11.8 billion in assets as of March 31, 2006.

Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at March 31, 2006 of approximately $8.4 billion.

The Fund pays Seligman a management fee for its services. The management fee rate declines as the Fund's net assets increase. It is equal to an annual rate of 0.65% of the Fund's average daily net assets on the first $1 billion of net assets and 0.55% of the average daily net assets in excess of $1 billion. For the year ended December 31, 2005, the management fee paid by the Fund to Seligman was equal to an annual rate of 0.65% of the Fund's average daily net assets.

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Affiliates of Seligman:

Seligman Advisors, Inc.:

The Fund's distributor; responsible for accepting orders for purchases and sales of Fund shares.

Seligman Services, Inc.:

A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.

Seligman Data Corp. ("SDC"):

The Fund's shareholder service agent; provides shareholder account services to the Fund at cost.
--------------------------------------------------------------------------------

A discussion regarding the basis for the Series' Board of Trustees' approval of the investment management agreement between the Series (on behalf of the Fund) and Seligman is available in the Fund's annual report, dated December 31.

Portfolio Management

The Fund is managed by Seligman's High-Yield Team, headed by J. Eric Misenheimer, a Managing Director of Seligman. Mr. Misenheimer is Vice President of the Series and Portfolio Manager of the Fund and Vice President and Co-Portfolio Manager of Seligman Income and Growth Fund, Inc. Before joining Seligman, Mr. Misenheimer was Senior Vice President, Director of Taxable High Yield Fixed Income Investing for Northern Trust Global Investments and was, since July 1999, the management team leader for the Northern High Yield Fixed Income Fund.

Mr. Paul A. Langlois, a Senior Vice President, Investment Officer of Seligman, is Vice President of the Series and Co-Portfolio Manager of the Fund and a member of Seligman's High-Yield Team. Mr. Langlois joined Seligman in March of 2002. Prior to then, Mr. Langlois was an analyst with Triton Partners since October 2000. Mr. Langlois provides assistance to Mr. Misenheimer in managing the Fund through his research and contributions to the investment decisions primarily in the consumer, paper/packaging and transportation sectors, among other sectors.

Mr. Henry P. Rose, a Senior Vice President, Investment Officer of Seligman, is Vice President of the Series and Co-Portfolio Manager of the Fund and a member of the Seligman's High-Yield Team. Mr. Rose joined Seligman in May 2005. Prior to then, he was a Senior Credit Analyst with Northern Trust Global Investments from 2000 to 2005 where he concentrated on high-yield securities. Mr. Rose provides assistance to Mr. Misenheimer in managing the Fund through his research and contributions to the investment decisions primarily in the media, metals/mining and utility sectors, among other sectors.

The Series' Statement of Additional Information provides additional information about the compensation of the individuals named above (the "Portfolio Managers"), other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities of the Fund.

Frequently Asked Questions About Regulatory Matters

In late 2003, Seligman conducted an extensive internal review in response to public announcements concerning mutual fund trading practices. The following discussion has been prepared to provide shareholders with important information.

For purposes of this discussion, J. & W. Seligman & Co. Incorporated and its affiliates and related parties are referred to as "Seligman" or the "Manager," and the Seligman registered investment companies are referred to as the "Seligman Funds."

Q1.   Have any Seligman employees engaged in improper trading?

A. The Manager conducted an internal review of employee trading in shares of the Seligman Funds in the fall of 2003 and continues to monitor employee trading in the Seligman Funds. The Manager has not found any improper trading activity by Seligman employees.

Q2. Does Seligman have any policies relating to employee investment in the Seligman Funds?

A. A majority of Seligman employees invest in the Seligman Funds, either directly or through the Seligman 401(k) plans. Trading by employees is monitored by the Manager's legal department and is subject to the Manager's Code of Ethics. In addition, unlike many 401(k) plans that permit daily trading, the Seligman 401(k) plans permit only weekly trading activity. All Seligman employees have been informed that excessive trading with respect to the Seligman Funds, or trading in the Seligman Funds based upon inside information, is inappropriate and may, in certain cases, be illegal. Employees who engage in inappropriate trading will be subject to disciplinary action, which may include termination of employment.

Q3. Has Seligman engaged in improper disclosure of a Fund's portfolio holdings?

A. The Manager has found no improprieties relating to the disclosure of a Fund's portfolio holdings. The Manager has not disclosed and does not disclose a Fund's portfolio holdings prior to public dissemination, unless such disclosure is made for legitimate business purposes and only if the Manager believes that such disclosure will not be detrimental to a Fund's interest. A description of the policies and procedures with respect to the disclosure of each Fund's portfolio securities is set forth in each Fund's Statement of Additional Information.

Q4. What is Seligman's policy with regard to receipt of late trades (i.e.,after 4:00 pm Eastern Time)?

A. Seligman does not accept late trades directly from Fund shareholders or prospective shareholders. The large majority of mutual fund trades submitted to Seligman are from broker-dealer firms and other financial intermediaries on behalf of their clients. These intermediaries have an obligation to ensure that trades submitted to the Seligman Funds after 4:00 pm on a trading day for that day's net asset value were, in fact, received by those entities by 4:00 pm on that day. This applies to all trades from intermediaries, including those that are transmitted electronically to Seligman after the market closes. Although the Seligman Funds and the Manager, like other mutual fund groups, cannot determine the time at which orders received through financial intermediaries were placed, the Manager expects mutual fund trades submitted to Seligman by financial intermediaries to comply with all applicable laws and regulations. Seligman has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to remind all of them of their responsibility to have reasonable policies and procedures to ensure that they comply with their legal and contractual obligations.

      The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds. Seligman will cooperate with and support any governmental or regulatory investigation to identify and hold accountable any financial intermediary that has submitted orders in violation of applicable laws or regulations.

Q5.   What is Seligman's policy regarding market timing?

A. Seligman has policies and procedures in place to restrict trades that, in its judgment, could prove disruptive in the management of portfolios of the Seligman Funds. As part of the Manager's procedures, the Manager frequently rejects trades, issues warning letters, and prohibits accounts from making further exchanges. Since September 2003, when the first proceedings relating to trading practices within the mutual fund industry were publicly announced, Seligman has taken additional steps to strengthen its policies and procedures. A general description of the Seligman Funds' policies is set forth in each Fund's prospectus.

Q6.   Has Seligman conducted an internal review relating to market timing?

A. The Manager completed its internal review in the fall of 2003. As of September 2003, the Manager had one arrangement that permitted frequent trading. This arrangement was in the process of being closed down by the Manager before September 2003. Based on a review of the Manager's records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002. The results of the Manager's internal review were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements, the Manager in May 2004 paid approximately $75,000 to Seligman Global Growth Fund, $300,000 to Seligman Global Smaller Companies Fund and $1.6 million to Seligman Global Technology Fund in recognition that these global investment funds presented some potential for time zone arbitrage. The amounts paid by the Manager represented less than 1/2 of 1% of each such Fund's net asset value as of the date such payments were made. In addition, with respect to Seligman Communications and Information Fund and notwithstanding that time zone arbitrage opportunities did not exist, the Manager, at the request of the Independent Directors, agreed to waive a portion of its management fee, amounting to five basis points (0.05%) per annum, for that Fund for a period of two years commencing on June 1, 2004.

Q7.   Does Seligman disclose its internal market timing control procedures?

A. Seligman's market timing control procedures are proprietary. The Manager believes that disclosing these procedures will reduce their effectiveness.

Q8.   What new practices are being considered to prevent market timing abuses?

A. Like other members of the mutual fund industry, Seligman has considered, and continues to consider numerous options including the implementation of redemption fees. Seligman also has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to inform all of them that they must have reasonable policies and procedures to ensure that they do not knowingly permit or facilitate excessive trading of the Seligman Funds or knowingly use or facilitate any methods designed to disguise such trading in the Seligman Funds.

Q9. Is Seligman involved with any federal or state investigation relating to market timing or late trading?

A. Since February 2004, Seligman has been in discussion with the New York staff of the SEC and the Office of the New York Attorney General ("Attorney General") in connection with their review of frequent trading in certain of the Seligman mutual funds. No late trading is involved. This review was apparently stimulated by Seligman's voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on Seligman that were unacceptable to Seligman, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman. Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Funds.

      Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas seek various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman mutual funds to Seligman. Seligman has objected to the Attorney General's seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General's inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

      At the end of September 2005, the Attorney General indicated that it intends to file an action at some point in the future alleging, in substance, that Seligman permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure used by the Seligman Funds is and has been misleading. Seligman believes any such action would be without merit.

      Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any penalties or restitution will be paid by Seligman and not by the Seligman Funds.

      Seligman does not believe that the foregoing possible actions or any threatened legal actions should have a material adverse impact on Seligman or the Seligman Funds; however, there can be no assurance of this or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

Q10.  Does Seligman have any market timing arrangements at the current time?

A. Market timing arrangements in the Seligman Funds have been prohibited. In addition, Seligman has strengthened existing controls to discourage and help prevent market timing.

Q11. Have any employees been disciplined in connection with the Manager's overall internal review?

A.    One employee has left Seligman.

Shareholder Information

The Fund offers six Classes of shares. Only Class I shares are offered by this Prospectus. The Board of Trustees believes that no conflict of interest currently exists among the Fund's Classes of shares. On an ongoing basis, the Trustees, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and applicable state law, will seek to ensure that no such conflict arises.

Seligman (as well as the Fund's distributor) may provide cash payments out of its own resources to financial intermediaries that sell shares of the Fund or otherwise provide services to the Fund. For more details regarding such payments, please consult the Series' Statement of Additional Information.

Pricing of Fund Shares

When you buy or sell shares, you do so at the Class's net asset value ("NAV") next calculated after Seligman Advisors accepts your request. However, in some cases, the Fund has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Fund. In such instances, customer orders will be priced at the Class's NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. However, Seligman Advisors may reject any request to purchase shares under the circumstances discussed later under the captions "Important Policies That May Affect Your Account" and "Frequent Trading of Fund Shares." Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner.

--------------------------------------------------------------------------------
NAV: Computed separately for each Class by dividing that Class's share of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.
--------------------------------------------------------------------------------

If your buy or sell order is received by an authorized financial intermediary or its designee after the close of regular trading on the New York Stock Exchange ("NYSE"), the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class's per share NAV.

The NAV of the Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading.

Securities owned by the Fund are valued at current market prices. If Seligman concludes that the most recently reported (or closing) price of a security held by the Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security at its fair value as determined in accordance with policies and procedures approved by the Board of Trustees. The value of a security held by the Fund could be so determined in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

How to Buy Fund Shares

Class I shares are not subject to any initial or contingent deferred sales charges or distribution expenses. This Class, however, is only offered to certain types of investors. Class I shares may be purchased only by (i) a "qualified tuition program" (within the meaning of Section 529 of the Internal Revenue Code) approved by Seligman Advisors, (ii) certain qualified employee benefit plans offered to employees of Seligman and its affiliates and SDC, (iii) any qualified or non-qualified employee benefit plan or arrangement ("Benefit Plan") with over $200 million in assets that is approved by Seligman Advisors, (iv) with respect to a specific Seligman fund in the Seligman Group of Funds, any Benefit Plan or other investor that makes an initial investment of $3,000,000 or more in Class I shares of that Seligman fund and (v) any Benefit Plan with at least $25 million in assets purchasing Class I shares through a financial intermediary that has been authorized by Seligman Advisors to offer Class I shares pursuant to a written agreement. Each eligible investor is required to have a single account and trade electronically with SDC either through the electronic trading platform operated by the National Securities Clearing Corporation (NSCC) or other electronic means acceptable to SDC. Benefit Plans that have the same sponsor (or sponsors affiliated with one another) ("Affiliated Benefit Plans") may aggregate their investments for determining eligibility to invest in Class I shares. However, any Benefit Plan not otherwise eligible on its own to invest in Class I shares must place orders for shares of a Seligman fund through a single account maintained for the benefit of its Affiliated Benefit Plans.

To make your initial investment in the Fund, an account must be established with SDC.

How to Exchange Shares Among the Seligman Mutual Funds

You may sell Fund shares to buy shares of the same class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy Fund shares. Class I shares may not be offered by every Seligman mutual fund. Please consult the relevant fund's current prospectus to determine if it offers Class I shares. Exchanges will be made at each fund's respective NAV. Exchanges generally must be requested in writing and received by Seligman Advisors by 4:00 p.m. Eastern time to receive that day's NAV.

How to Sell Shares

Generally, institutional shareholders must send written instructions to SDC to sell Fund shares. SDC will send proceeds from a sale by means agreed on between each institutional shareholder and SDC. Sales handled by an authorized dealer or financial advisor generally must follow the same procedure. The Fund does not charge any fees or expenses for a sale handled by an authorized dealer or financial advisor, but the dealer or financial advisor may charge a service fee. SDC may require additional documents to sell Fund shares. Under unusual circumstances, the Fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

Important Policies That May Affect Your Account

To protect you and other shareholders, the Fund reserves the right to:

o     Refuse any request to buy Fund shares;

o     Reject any request received by telephone;

o Close your account if it does not have a certified taxpayer identification number; (this is your social security number for individuals);

o Request additional information or close your account to the extent required or permitted by applicable law or regulations, including those relating to the prevention of money laundering; or

o Close your account if your account remains below $250,000 for a period of at least six months.

Frequent Trading of Fund Shares

As a matter of policy, the Fund discourages frequent trading of Fund shares. In this regard, the Board of Trustees of the Series has adopted written policies and procedures that, subject to the limitations set forth below, are designed to deter frequent trading that may be disruptive to the management of the Fund's portfolio. If the Fund, Seligman Advisors (the Fund's distributor) or SDC (the Fund's shareholder service agent) (referred to collectively below as the

"Seligman Parties") determine that you have exchanged more than twice from the Fund in any three-month period, you will not be permitted to engage in further exchange activity in the Fund for 90 days. The Seligman Parties may under certain circumstances also refuse initial or additional purchases of Fund shares by any person for any reason, including if that person is believed to be engaging, or suspected of engaging, in trading of fund shares in excess of the guidelines noted above. In addition, the Seligman Parties may under certain circumstances refuse to accept exchange requests for accounts of any person that has had a previous pattern (even if involving a different fund in the Seligman Group) of trading in excess of the guidelines noted above. Furthermore, if you purchase shares of the Fund through a financial intermediary, your ability to purchase or exchange shares of the Fund could be limited if your account is associated with a person (e.g., broker or financial advisor) previously identified by the Seligman Parties as engaging in trading activity in excess of the guidelines noted above. The Fund's policies do not permit exceptions to be granted, and the policies are, to the extent possible, applied uniformly to all accounts where beneficial ownership has been ascertained.

Shareholders and their financial intermediaries seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Seligman Parties to prevent excessive trading, there is no guarantee that the Seligman Parties will be able to identify such shareholders or curtail their trading practices. The ability of the Seligman Parties to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations and hindered by financial intermediaries purposefully or unwittingly facilitating these practices. In addition, the Fund receives purchase, exchange and redemption orders through financial intermediaries, some of whom hold shares through omnibus accounts, and the Seligman Parties will not, under most circumstances, know of or be able to reasonably detect excessive trading which may occur through these financial intermediaries. Omnibus account arrangements and their equivalents (e.g., bank trust accounts and retirement plans) are a common form of holding shares of funds by many brokers, banks and retirement plan administrators. These arrangements often permit the financial intermediary to aggregate may client transactions and ownership positions and provide the Fund with combined purchase and redemption orders. In these circumstances, the Seligman Parties may not know the identity of particular shareholders or beneficial owners or whether particular purchase or sale orders were placed by the same shareholder or beneficial owner. A substantial percentage of shares of the Fund may be held through omnibus accounts and their equivalents.

To the extent that the efforts of the Seligman Parties are unable to eliminate excessive trading practices in the Fund, these practices may interfere with the efficient management of the Fund's portfolio, hinder the Fund's ability to pursue its investment objective and may reduce the returns of long-term shareholders. Additionally, these practices may result in the Fund engaging in certain activities to a greater extent than it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase the Fund's operating costs and decrease the Fund's investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lower Fund investment performance during periods of rising markets.

Investors who purchase shares of a fund that invests in high-yield securities may be more likely to seek to use frequent trading strategies to take advantage of potential arbitrage opportunities. Such activity could adversely impact the Funds.

Dividends and Capital Gain Distributions

The Fund generally pays any dividends from its net investment income monthly and distributes any net capital gains realized on investments annually. The Fund has a substantial capital loss carryforward that is available for offset against future net capital gains, expiring in various amounts through 2012. Accordingly, no capital gains distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

--------------------------------------------------------------------------------
Dividend:

A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest earned on portfolio securities less expenses).

Capital Gain Distribution:

A payment to mutual fund shareholders which represents profits realized on the sale of securities in a fund's portfolio.

Ex-dividend Date:

The day on which any declared distributions (dividends or capital gains) are deducted from a fund's assets before it calculates its NAV.
--------------------------------------------------------------------------------

Institutional shareholders such as tax-deferred retirement plans and qualified tuition programs generally will have dividend and capital gain distributions reinvested in additional Fund shares. Other institutional shareholders may elect to:

(1)   reinvest both dividends and capital gain distributions;

(2)   receive dividends in cash and reinvest capital gain distributions; or

(3)   receive both dividends and capital gain distributions in cash.

If you want to change your election, you may send written instructions to SDC at P.O. Box 9759, Providence, RI 02940-9759, or, an authorized dealer or financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Dividends or capital gain distributions that are not reinvested will be sent by means agreed on between SDC and each institutional shareholder. Such distributions can be sent by check or by wire transfer, or, if you have current ACH bank information on file, directly deposited into a predesignated bank account, typically within 2 business days from the payable date.

Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the payable date.

Taxes

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Dividends paid by the Fund are generally taxable to you as ordinary income. Tax-deferred retirement plans and qualified tuition programs are not taxed currently on dividends or capital gain distributions or on exchanges.

You may be taxed at different rates on capital gains distributed by the Fund depending on the length of time the Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

The Seligman Mutual Funds

EQUITY
--------------------------------------------------------------------------------

Specialty
--------------------------------------------------------------------------------

Seligman Communications and Information Fund+

Seeks capital appreciation by investing in companies operating in the communications, information and related industries.

Seligman Emerging Markets Fund+

Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Seligman Global Technology Fund

Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

Small Company
--------------------------------------------------------------------------------

Seligman Frontier Fund+

Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Global Smaller Companies Fund+

Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Seligman Smaller-Cap Value Fund+

Seeks long-term capital appreciation by investing in equities of smaller companies, deemed to be "value" companies by the investment manager.

Medium Company
--------------------------------------------------------------------------------

Seligman Capital Fund+

Seeks capital appreciation by investing in the common stocks of medium-sized companies.

Large Company
--------------------------------------------------------------------------------

Seligman Common Stock Fund+

Seeks total return through a combination of capital appreciation and current income.

Seligman Global Growth Fund+

Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Growth Fund+

Seeks long-term capital appreciation.

Seligman International Growth Fund+

Seeks long-term capital appreciation by investing in securities of medium-sized to large companies, primarily in the developed markets outside the US.

Seligman Large-Cap Value Fund+

Seeks long-term capital appreciation by investing in equities of large companies, deemed to be "value" companies by the investment manager.

Balanced
--------------------------------------------------------------------------------

Seligman Income and Growth Fund+

Seeks total return through a combination of capital appreciation and income consistent with what is believed to be a prudent allocation between equity and fixed-income securities.

Real Estate
--------------------------------------------------------------------------------

Seligman LaSalle Monthly Dividend Real Estate Fund+

Seeks to produce a high level of current income. Capital appreciation is a secondary objective.

----------
+     Offers Class I Shares.

FIXED-INCOME
--------------------------------------------------------------------------------

Income
--------------------------------------------------------------------------------

Seligman High-Yield Fund+

Seeks a high level of current income and may also consider the potential for capital appreciation consistent with prudent investment management. The Fund invests primarily in non-investment grade, high-yield securities.

Seligman Investment Grade Fixed Income Fund+

Seeks high current income primarily by investing in a diversified portfolio of securities guaranteed by the US government, its agencies, or instrumentalities, which have maturities greater than one year.

Seligman U.S. Government Securities Fund

Seeks a high level of current income consistent with prudent investment risk primarily by investing in a diversified portfolio of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or government sponsored enterprises.

Municipal
--------------------------------------------------------------------------------

Seligman Municipal Funds:

National Fund

Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*

Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

California             Louisiana             New Jersey
o  High-Yield          Maryland              New York
o  Quality             Massachusetts         North Carolina
Colorado               Michigan              Ohio
Florida                Minnesota             Oregon
Georgia                Missouri              Pennsylvania
                                             South Carolina

Money Market

Seligman Cash Management Fund+

Seeks to preserve capital and to maximize liquidity and current income, by investing only in high-quality money market securities. The fund seeks to maintain a constant net asset value of $1.00 per share.

ASSET ALLOCATION
--------------------------------------------------------------------------------

Seligman Time Horizon/Harvester Series, Inc. is an asset-allocation type mutual fund. It offers four different asset allocation funds that pursue their investment objectives by allocating their assets among other mutual funds in the Seligman Group.

Seligman Time Horizon 30 Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in aggressive growth-oriented domestic and international equity securities weighted toward small- and medium-capitalization companies.

Seligman Time Horizon 20 Fund

Seeks long-term capital appreciation by creating a portfolio of mutual funds that invests in growth oriented domestic and international equity securities, with a more even weighting among small-, medium- and large-capitalization companies than Seligman Time Horizon 30 Fund.

Seligman Time Horizon 10 Fund

Seeks capital appreciation by creating a portfolio of mutual funds that invests in small-, medium- and large-capitalization domestic and international equity securities as well as real estate securities and domestic fixed-income securities.

----------
+     Offers Class I Shares.

*     A small portion of income may be subject to state and local taxes.

Seligman Harvester Fund

Seeks capital appreciation and preservation of capital with current income and growth of income by creating a portfolio of mutual funds that invests in medium- and large-capitalization and dividend producing domestic and international equity securities supplemented by a larger allocation to real estate securities as well as domestic fixed-income securities, cash and cash equivalents than Seligman Time Horizon 10 Fund.

Seligman TargetHorizon ETF Portfolios, Inc. offers three asset-allocation mutual funds that seek to achieve their respective investment objectives by allocating their assets among exchange-traded funds (ETFs).

Seligman TargETFund 2025+

Seeks capital appreciation consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2025 approaches.

Seligman TargETFund 2015+

Seeks capital appreciation and current income consistent with a strategy of steadily decreasing emphasis on capital appreciation and steadily increasing emphasis on capital preservation and current income as the year 2015 approaches.

Seligman TargETFund Core+

Seeks capital appreciation and preservation of capital with current income.

----------
+     Offers Class I Shares.

Financial Highlights

The table below is intended to help you understand the financial performance of the Fund's Class I shares for the periods presented. Certain information reflects financial results for a single share of Class I shares held throughout the period shown. Per share amounts are calculated based on average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all your dividends and capital gain distributions, if any. Total return does not reflect any taxes and is not annualized for periods of less than one year. Deloitte & Touche LLP, Independent Registered Public Accounting Firm has audited this information. Their report, along with the Fund's financial statements, is included in the Fund's Annual Report, which is available upon request.

                                                       --------------------------------------------
                                                                   Year Ended December 31,            11/30/01*
                                                       --------------------------------------------      to
CLASS I                                                  2005       2004        2003        2002      12/31/01
---------------------------------------------------------------------------------------------------------------
Per Share Data:
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of the period               $   3.51   $   3.55   $    3.16   $     3.69   $ 3.77
---------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
---------------------------------------------------------------------------------------------------------------
   Net investment income                                   0.25       0.29        0.28         0.29     0.02
---------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain (loss) on
      investments                                         (0.18)     (0.04)       0.40        (0.47)   (0.05)
---------------------------------------------------------------------------------------------------------------
Total from investment operations                           0.07       0.25        0.68        (0.18)   (0.03)
---------------------------------------------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------------------------------------------
   Dividends from net investment income                   (0.25)     (0.29)      (0.28)       (0.29)   (0.01)
---------------------------------------------------------------------------------------------------------------
   Dividends in excess of net investment income           (0.02)        --oo     (0.01)          --       --
---------------------------------------------------------------------------------------------------------------
   Return of capital                                         --         --          --        (0.06)   (0.04)
---------------------------------------------------------------------------------------------------------------
Total distributions                                       (0.27)     (0.29)      (0.29)       (0.35)   (0.05)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $   3.31   $   3.51   $    3.55   $     3.16   $ 3.69
===============================================================================================================
Total Return                                               2.01%      7.46%      22.38%       (5.02)%  (0.91)%
---------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data:
---------------------------------------------------------------------------------------------------------------
Net assets, end of period (000s omitted)               $  7,299   $  6,500   $   5,472   $    3,085   $   53
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                    0.91%      0.85%       0.95%        0.93%    0.78%+
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets       7.50%      8.21%       8.23%        8.91%   11.48%+
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                   79.90%     53.38%     141.00%      117.82%   53.04%++
---------------------------------------------------------------------------------------------------------------
Without expense reimbursement:o
---------------------------------------------------------------------------------------------------------------
   Ratio of expenses to average net assets                                                     0.98%    1.43%+
---------------------------------------------------------------------------------------------------------------
   Ratio of net investment income to average net assets                                        8.86%   10.83%+
---------------------------------------------------------------------------------------------------------------

----------
*     Commencement of offering of shares.

o     Seligman, at its discretion, reimbursed certain expenses of Class I shares.
oo    Less than + or - $0.01

+     Annualized.

++    For the year ended December 31, 2001.

How to Contact Us

The Fund ...............................................   Write:    Corporate Communications/
                                                                     Investor Relations Department
                                                                     J. & W. Seligman & Co. Incorporated
                                                                     100 Park Avenue, New York, NY 10017

                                                           Phone:    Toll-Free (800) 221-7844 in the US or
                                                                     (212) 850-1864 outside the US

Your Regular (Non-Retirement) Account ..................   Write:    Shareholder Services Department
                                                                     Seligman Data Corp.
                                                                     100 Park Avenue, New York, NY 10017

                                                           Phone:    Toll-Free (800) 221-2450 in the US or
                                                                     (212) 682-7600 outside the US

Your Retirement Account ................................   Write:    Retirement Plan Services
                                                                     Seligman Data Corp.
                                                                     100 Park Avenue, New York, NY 10017

                                                           Phone:    Toll-Free (800) 445-1777

--------------------------------------------------------------------------------
24-hour automated telephone access is available by calling (800) 622-4597 on a touchtone telephone. You will have instant access to price, yield, account balance, most recent transactions, and other information.
--------------------------------------------------------------------------------

                             SELIGMAN ADVISORS, INC.
                                 an affiliate of

                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864
                       100 Park Avenue, New York, NY 10017

--------------------------------------------------------------------------------
For More Information

SEC File Number: 811-4103

The following information is available, without charge, upon request by calling toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

The Statement of Additional Information ("SAI") contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's SAI and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com.

This Prospectus is intended for use in connection with certain tax-deferred investment programs and other investors.

Information about the Fund, including the Prospectus and SAI, can be viewed and copies at the SEC's Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, call (202) 942-8090. The Prospectus, SAI, Annual/Semi-Annual reports and other information about the Fund are also available on the Edgar Database on the SEC's internet site: www.sec.gov.

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

Copies of this information may also be obtained, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
--------------------------------------------------------------------------------